UNITED STATES
	SECURITIES AND EXCHANGE COMMISSION



	Washington, D.C. 20549
	________________________________________



	FORM 8-K



CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) July 28, 1998


THE MONTANA POWER COMPANY
(Exact name of registrant as specified in its charter)



		Montana		1-4566		      81-0170530
(State or other jurisdiction	(Commission		    (IRS Employer
	of incorporation)	 File Number)		 Identification No.)



40 East Broadway, Butte, Montana 59701
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code (406) 723-5421

Exhibit Index is found on page 5.


ITEM 5.  Other Events.

Second Quarter Net Income

	The Company had consolidated net income of $0.39 per share in the second quarter ended June 30, 1998, an increase of 14 cents or 56 percent over second-quarter 1997 earnings of $0.25 per share.

	Nonutility earnings increased to 30 cents per share, compared to 20 cents in the second quarter of 1997. Utility earnings increased to 9 cents per share from 5 cents per share in the same quarter of 1997.

	The telecommunications operations had an earnings improvement of 14 cents a share compared to the same quarter in 1997 along with improvements in coal and independent power operations. Telecommunication increases were driven by capacity sales of lit fiber and dark fiber sales on the fiber-optic network in service and under construction. Coal operations benefited from an increase in sales volumes to the Colstrip units, and the independent power operation's investments produced higher earnings.

	Oil and natural gas earnings were below year-earlier figures primarily because of a one-time gain in 1997 from the sale of non-strategic properties. Although commodity prices are lower than expected, completion of a plant expansion at Fort Lupton, Colorado, increases processing capacity, to allow handling of additional volumes resulting from an acquisition last year. The plant is handling 50 million cubic feet of natural gas and 5,000 barrels of liquids daily.

	Increase in Utility earnings reflected increased sales volumes of electricity, higher rates, reduced maintenance expenses compared to 1997, and a 19 percent increase in steam-generated electricity. Weather was 7 percent warmer than normal, based on degree days, and natural gas volumes decreased by 26 percent.

Second-quarter performance nearly offset first-quarter results that were adversely affected by warm weather during prime winter-heating months, lower prices for gas and oil, and the impact of a seasonal power-purchase contract. Year-to-date earnings were $1.03, or five cents less than the comparable period of 1997, with Nonutility earnings of 59 cents a share in 1998 compared to 52 cents last year, and Utility earnings of 44 cents compared to 56 cents in the first six months of 1997.

	Over the past 12 months, earnings are $2.23 per share, compared to a year-earlier $2.18. Nonutility earnings are $1.27 compared to $1.10 a year earlier; Utility earnings are 96 cents a share compared to $1.08 a year earlier.



	For comparative purposes, the following table shows the breakdown of consolidated basic net income per share by principal business segment:

			     Quarter Ended
			June 30,	June 30,
			  1998  	  1997

	Utility Operations	$	0.09	$  0.05
	Nonutility Operations		0.30	   0.20
		Consolidated	$	0.39	$  0.25

			   Six Months Ended
			June 30,	June 30
			  1998  	  1997

	Utility Operations	$	0.44	$  0.56
	Nonutility Operations		0.59	   0.52
		Consolidated	$	1.03	$  1.08


			  Twelve Months Ended
			June 30,	June 30,
			  1998  	  1997

	Utility Operations	$	0.96	$  1.08
	Nonutility Operations		1.27	   1.10
		Consolidated	$	2.23	$  2.18

ITEM 7.  Exhibits.

99a	Preliminary Consolidated Statements of Income for the Quarters Ended
June 30, 1998 and 1997, Six Months Ended June 30, 1998 and 1997, and for the Twelve Months Ended June 30, 1998 and 1997.

99b	Preliminary Utility Operations Schedule of Revenues and Expenses for the
Quarters Ended June 30, 1998 and 1997, Six Months Ended June 30, 1998 and
1997, and for the Twelve Months Ended June 30, 1998 and 1997.

99c	Preliminary Nonutility Operations Schedule of Revenues and Expenses for
the Quarters Ended June 30, 1998 and 1997, Six Months Ended June 30, 1998 and 1997, and for the Twelve Months Ended June 30, 1998 and 1997.

99d	Preliminary Operating Statistics


SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


			THE MONTANA POWER COMPANY
		(Registrant)


		By
		J. P. Pederson
		Vice President and Chief
		  Financial Officer

Dated:  July 28, 1998



	Exhibit Index

Exhibit	Page

99a	Preliminary Consolidated Statements of Income for the Quarters
Ended June 30, 1998 and 1997, Six Months Ended June 30, 1998 and
1997, and for the Twelve Months Ended June 30, 1998 and 1997.	6

99b	Preliminary Utility Operations Schedule of Revenues and Expenses
for the Quarters Ended June 30, 1998 and 1997, Six Months Ended
June 30, 1998 and 1997, and for the Twelve Months Ended June 30,
1998 and 1997.	7

99c	Preliminary Nonutility Operations Schedule of Revenues and
Expenses for the Quarters Ended June 30, 1998 and 1997, Six
Months Ended June 30, 1998 and 1997, and for the Twelve Months
Ended June 30, 1998 and 1997.	8-9

99d	Preliminary Operating Statistics	10


Exhibit 99a

PRELIMINARY CONSOLIDATED STATEMENT OF INCOME
The Montana Power Company and Subsidiaries

	  Quarter Ended   	 Six Months Ended	 12 Months Ended
	     June 30,    	     June 30,     	     June 30,
	  1998  	  1997	  1998  	  1997	  1998	  1997
	                 Thousands of Dollars
REVENUES		$260,566	$216,051	$544,870	$497,421	$1,071,046	$1,008,305

EXPENSES:
  Operations		104,309	88,283	222,990	192,058	449,985	387,254
  Maintenance		20,204	22,142	39,986	41,417	80,097	81,452
  Selling, general and
    administrative		33,571	28,395	62,937	56,227	122,598	111,098
  Taxes other than income taxes		24,802	23,746	50,326	48,824	96,789	93,429
  Depreciation, depletion and
    amortization			27,701		22,378		54,787		44,421		105,709		92,557
		210,587		184,944		431,026		382,947		855,178		765,790

  INCOME FROM OPERATIONS		49,979	31,107	113,844	114,474	215,868	242,515

INTEREST EXPENSE AND OTHER:
  Interest		14,397	12,873	28,901	25,436	58,128	50,527
  Distributions on company obligated
    mandatorily redeemable preferred
    securities of subsidiary trust		1,373	1,373	2,746	2,746	5,496	2,746
  Other (income) deductions - net			(119)		(7,687)		(1,847)		(12,504)		(23,502)		(14,497)
			15,651		6,559		29,800		15,678		40,122		38,776

INCOME TAXES			11,777		9,795		25,625		37,840		49,655		77,996

NET INCOME		22,551	14,753	58,419	60,956	126,091	125,743
DIVIDENDS ON PREFERRED STOCK			923		923		1,845		1,845		3,690		6,589

NET INCOME AVAILABLE FOR
  COMMON STOCK		$	21,628	$	13,830	$	56,574	$	59,111	$	122,401	$	119,154

AVERAGE NUMBER OF COMMON SHARES
  OUTSTANDING (000)		54,983	54,630	54,929	54,632	54,797	54,632

BASIC NET INCOME PER SHARE OF
  COMMON STOCK	$	0.39	$	0.25	$	1.03	$	1.08	$	2.23	$	2.18

FULLY DILUTED EARNINGS PER SHARE OF
COMMON STOCK	$	0.39	$	0.25	$	1.03	$	1.08	$	2.23	$	2.18

Exhibit 99b

PRELIMINARY UTILITY OPERATIONS

	  Quarter Ended   	 Six Months Ended	 12 Months Ended
	     June 30,    	     June 30,     	     June 30,
	  1998  	  1997	  1998  	  1997	  1998	  1997
	                 Thousands of Dollars
ELECTRIC UTILITY:
REVENUES:
  Revenues		$102,716	$	95,509	$219,235	$217,517	$437,703	$442,391
  Intersegment revenues			1,178		926		2,454		2,263		4,876		4,542
		103,894	96,435	221,689	219,780	442,579	446,933
EXPENSES:
  Power supply		29,198	30,639	69,163	66,483	145,170	136,940
  Transmission and distribution		8,539	9,486	17,123	18,802	35,715	37,185
  Selling, general and
    administrative		14,124	12,303	27,440	25,825	52,434	51,796
  Taxes other than income taxes		12,075	13,010	24,172	25,828	45,636	48,228
  Depreciation and amortization			13,185		12,790		26,369		25,547		52,497		51,847
			77,121		78,228		164,267		162,485		331,452		325,996

  INCOME FROM ELECTRIC OPERATIONS		26,773	18,207	57,422	57,295	111,127	120,937

NATURAL GAS UTILITY:

REVENUES:
Revenues (other than including
  gas supply cost revenues)		13,407	19,934	40,034	60,162	85,091	110,744
Gas supply cost revenues		5,937	3,082	20,316	9,934	27,517	16,700
Intersegment revenues			155		93		352		326		615		617
		19,499	23,109	60,702	70,422	113,223	128,061
EXPENSES:
  Gas supply costs		5,937	3,082	20,316	9,934	27,517	16,700
  Other production, gathering and
    exploration		485	2,153	1,159	4,513	4,309	9,504
  Transmission and distribution		3,805	3,565	7,440	7,215	14,842	13,960
  Selling, general and
    administrative		5,533	4,194	10,091	8,469	19,398	17,042
  Taxes other than income taxes		3,330	4,278	6,702	8,529	13,991	16,419
  Depreciation, depletion and
    amortization			2,203		3,119		4,407		6,248		10,099		12,792
			21,293		20,391		50,115		44,908		90,156		86,417

  INCOME FROM GAS OPERATIONS		(1,794)	2,718	10,587	25,514	23,067	41,644

INTEREST EXPENSE AND OTHER:
  Interest		13,680	12,428	27,125	24,566	54,749	48,178
  Distributions on company obligated
    mandatorily redeemable preferred
    securities of subsidiary trust		1,373	1,373	2,746	2,746	5,496	2,746
  Other (income) deductions - net			(680)		400		(795)		(354)		(7,571)		703
			14,373		14,201		29,076		26,958		52,674		51,627

INCOME BEFORE INCOME TAXES		10,606	6,724	38,933	55,851	81,520	110,954

INCOME TAXES			4,661		3,258		13,119		23,468		25,294		45,397

DIVIDENDS ON PREFERRED STOCK			923		923		1,845		1,845		3,690		6,589

UTILITY NET INCOME AVAILABLE FOR
  COMMON STOCK		$	5,022	$	2,543	$	23,969	$	30,538	$	52,536	$	58,968

	Exhibit 99c

PRELIMINARY NONUTILITY OPERATIONS

	  Quarter Ended   	 Six Months Ended	 12 Months Ended
	     June 30,    	     June 30,     	     June 30,
	  1998  	  1997	  1998  	  1997	  1998	  1997
	                 Thousands of Dollars
COAL:
REVENUES:
  Revenues		$45,053	$35,750	$88,478	$78,121	$177,980	$172,314
  Intersegment revenues			9,657		6,570		19,856		14,649		39,371		33,064
		54,710	42,320	108,334	92,770	217,351	205,378
EXPENSES:
  Operations and maintenance		32,427	25,228	64,191	54,936	128,339	117,966
  Selling, general and
    administrative		4,369	5,487	9,421	10,426	20,350	21,245
  Taxes other than income taxes		6,424	4,419	13,112	10,238	26,329	22,280
  Depreciation, depletion and
    amortization			2,531		1,253		5,267		2,419		11,893		5,849
		45,751		36,387		91,991		78,019		186,911		167,340

  INCOME FROM COAL
     OPERATIONS		8,959	5,933	16,343	14,751	30,440	38,038

OIL AND NATURAL GAS:

REVENUES:
  Revenues 		44,278	34,452	87,513	76,808	174,360	142,871
  Intersegment revenues			4,887		89		9,633		195		12,558		321
		49,165	34,541	97,146	77,003	186,918	143,192
EXPENSES:
  Operations and maintenance		35,705	23,469	69,120	47,938	139,448	89,461
  Selling, general and
    administrative		5,643	2,756	10,005	5,006	15,722	10,227
  Taxes other than income taxes		961	1,093	2,312	2,653	4,214	3,826
  Depreciation, depletion and
    amortization			5,471		4,135		10,848		8,435		19,334		16,927
			47,780		31,453		92,285		64,032		178,718		120,441

  INCOME FROM OIL AND NATURAL
     GAS OPERATIONS		1,385	3,088	4,861	12,971	8,200	22,751

INDEPENDENT POWER:

REVENUES:
  Revenues		17,803	17,020	36,379	34,218	73,093	71,539
  Earnings from unconsolidated
    investments		6,798	1,647	8,351	4,672	18,659	19,987
  Intersegment Revenues			612		397		1,181		1,214		1,787		2,219
	25,213	19,064	45,911	40,104	93,539	93,745

EXPENSES:
  Operations and maintenance		17,167	14,756	35,841	30,660	69,018	63,447
  Selling, general and
    administrative		1,181	1,107	2,155	2,196	4,249	5,553
  Taxes other than income taxes		434	751	899	1,246	1,521	2,147
  Depreciation, depletion and
    amortization			1,453		661		2,372		966		4,180		3,191
		20,235		17,275		41,267		35,068		78,968		74,338

INCOME FROM INDEPENDENT POWER
  OPERATIONS		4,978	1,789	4,644	5,036	14,571	19,407


	Exhibit 99c

PRELIMINARY NONUTILITY OPERATIONS (continued)

	  Quarter Ended   	 Six Months Ended	 12 Months Ended
	     June 30,    	     June 30,     	     June 30,
	  1998  	  1997	  1998  	  1997	  1998	  1997
	                 Thousands of Dollars

TELECOMMUNICATIONS:
REVENUES:
  Revenues			$21,273	$	8,056		$41,655	$15,036	$71,082	$29,771
  Earnings from unconsolidated
    investments			3,564		15		5,644		38	6,041	66
  Intersegment Revenues			252		204		503		386		915		518
	25,089	8,275	47,802	15,460	78,038	30,355

EXPENSES:
  Operations and maintenance		6,519	5,529	12,466	10,364	23,013	20,181
  Selling, general and
    administrative		2,876	1,891	5,084	3,526	9,400	6,302
  Taxes other than income taxes		1,313	193	2,559	329	4,522	528
  Depreciation, depletion and
    amortization			1,698		287		3,230		541		5,145		1,016
		12,406		7,900		23,339		14,760		42,080		28,027

  INCOME FROM TELECOMMUNICATIONS
    OPERATIONS		12,683	375	24,463	700	35,958	2,328

OTHER OPERATIONS:

REVENUES:
  Revenues		3,186	453	4,669	705	6,068	1,362
  Intersegment revenues			416		825		760		1,114		3,570		1,487
		3,602	1,278	5,429	1,819	9,638	2,849
EXPENSES:
  Operations and maintenance		3,949	477	5,704	695	7,404	1,345
  Selling, general and
    administrative		1,234	1,669	1,337	2,649	6,591	3,487
  Taxes other than income taxes		265		570		576
  Depreciation, depletion and
    amortization			1,163		133		2,294		266		2,561		607
			6,611		2,279		9,905		3,610		17,132		5,439

  LOSS FROM OTHER OPERATIONS		(3,009)	(1,001)	(4,476)	(1,791)	(7,494)	(2,590)

INTEREST EXPENSE AND OTHER:
  Interest		2,360	1,787	4,589	2,899	8,295	5,750
  Other (income) deductions - net			(1,085)		(9,426)		(3,865)		(14,177)		(20,846)	(18,601)
			1,275		(7,639)		724		(11,278)		(12,551)	(12,851)

INCOME BEFORE INCOME TAXES		23,721	17,823	45,111	42,945	94,226	92,785

INCOME TAXES			7,115		6,536		12,506		14,372		24,361		32,599

NONUTILITY NET INCOME AVAILABLE
  FOR COMMON STOCK 			$16,606	$	11,287		$32,605	$28,573		$69,865	$	60,186


	Exhibit 99d

PRELIMINARY OPERATING STATISTICS

		Quarter Ended			Six Months Ended
		June 30,			June 30,
	1998		1997	Change	%	1998	1997	Change	%
ELECTRIC UTILITY GENERATON (Mwhs):
	Hydroelectric		1,040,746	1,032,836	7,910	1%	1,858,735	2,116,350	(257,615)	(12%)
	Coal Fired			983,636		830,201	153,435	18%	2,005,456	1,869,827		135,629		7%
	Total		2,024,382	1,863,037	161,345	9%	3,864,191	3,986,177	(121,986)	(3%)


HEATING DEGREE DAYS:		1,253	1,352	(99)	(7%)	4,500	4,780	(280)	(6%)
				Normal	4,711


COAL SALES (thousand of tons):
	Montana		2,308	1,669	639	38%	5,050	3,866	1,184	31%
	Texas			1,970		2,049		(79)	(4%)	3,865		4,476		(611)	(14%)
	Total		4,278	3,718	560	15%	8,915	8,342	573	7%


NONUTILITY OIL & GAS PRODUCTION SALES VOLUMES:
	Oil (Bbls)		158,580	255,886	(97,306)	(38%)	322,498	556,108	(233,610)	(42%)

	Natural Gas (Mcfs)		6,582,650	3,205,129	3,377,521	105%	12,884,283	6,813,896	6,070,387	89%

	N G Liquids (Bbls)			152,266		100,328		51,938		52%		313,515		210,879		102,636		49%




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